Listing Report:Supplement No. 87 dated Oct 27, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 377650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1991	Debt/Income ratio:	18%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	72	Length of status:	13y 1m
Amount delinquent:	$87	Revolving credit balance:	$16,502	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ouacita12	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repairs - Roofing
Purpose of loan:
This loan will be used?to pay home repairs - roofing.

My financial situation:
I am a good candidate for this loan because I have a stable, long term job.

Monthly net income: $ ~8000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1994	Debt/Income ratio:	39%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,913	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cowboy2525	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-700 (Aug-2009) 680-700 (Jul-2009) 660-680 (May-2009) 700-720 (May-2008)
Principal balance:	$1,469.50	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off truck and credit cards
I am looking at this loan to pay off my truck and 2 credit cars so we have only one car payment since getting married last September.? I am very secure in my job with the Federal government and my wife as an elementry?teacher.? I am within a few months of paying?off my first prosper loan with 100% on-time payments and always pay my debts on-time. ??
Debts:
Rent: 450
Utilities:150
Phone: 50
Truck payment:310, Wife's car: 420
Credit cards: 200
Prosper loan: 115, Will be paid off? December 2010
Stud. loan: 82?
Misc:?200???
Total: 1950
Income combined 2700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$1,088.86

Auction yield range:	17.27% - 31.00%	Estimated loss impact:	36.32%
Lender servicing fee:	1.00%	Estimated return:	-5.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	3	Total credit lines:	25	Length of status:	14y 2m
Amount delinquent:	$32,911	Revolving credit balance:	$1,363	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	109%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-rapid-reward	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my bills
Purpose of loan:
This loan will be used to?pay off some bills.?

My financial situation:
I am a good candidate for this loan because?I am trustworthy and I will make the payments on time.?

Monthly net income: $ I want to include my husband and his salary too.? Our total salaries is $2368.00

Monthly expenses: $
??Housing: $ $210.00
??Insurance: $?460..
??Car expenses: $?Insurance - 141.? Gas $50
.
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1983	Debt/Income ratio:	17%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,503	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	5
Screen name:	return-liberator7	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy a snow plow to earn xtra income
Purpose of loan: Buy a snow plow for my Chevy Tahoe as i have 2 variety stores that will give me their plowing accounts. I would not have a problem finding additional accounts to make more money.? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?
My financial situation:
I am a good candidate for this loan because? i can afford this loan without the money I will be making.

Monthly net income: $ $2,400.00

Monthly expenses: $ $900.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$534.67

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$29,384	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	kissabaya7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
time for expansion
Purpose of loan:
This loan will be used to?
expanding my business
My financial situation:
I am a good candidate for this loan because?
i have always payed my debt, and work very hard to maintain my business
Monthly net income: $
10,000
Monthly expenses: $
??Housing: $ 1800
??Insurance: $?1500??Car expenses: $ 625
??Utilities: $650?
?Phone,110 cable200, internet: $
??Food,250 entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	50	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$176,283	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	commerce-angel	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cashflow coverage for winter
Purpose of loan:
This loan will be used to?

Carry me through the winter and early spring months of real estate sales.? I must carry the utility and maintenance expense of bank-owned properties through to closing.? This crunches my cashflow.? With the winter coming, sales will slow. However, my inventory is growing for spring.
My financial situation:
I am a good candidate for this loan because?

I am an REO broker in the Chicagoland area.? I am building up my spring inventory in the area.? I currently have about 15000 in pending commissions, but I have a couple shaky deals which is why I am pursuing some money to carry me through the winter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1998	Debt/Income ratio:	37%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,208	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	the-dollar-maple	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Young couple wanting to buy a house
Purpose of loan:
We are trying to pay off some debt in order to get approved for a home mortgage.

My financial situation:
I am a good candidate for this loan because I have a steady work history (5 yrs) and? I have recently picked up a second job teaching part time at the local community college.?

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 80.00
??Car expenses: $ 445.00
??Utilities: $ 200.00
??Phone, cable, internet: $
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 450.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$392.43

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1984	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	25y 6m
Amount delinquent:	$0	Revolving credit balance:	$80,307	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	flowerbuddy	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	760-780 (Latest)
Principal borrowed:	$24,000.00	< mo. late:	0 ( 0% )	780-800 (Apr-2008) 740-760 (Dec-2007)
Principal balance:	$13,823.04	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Rather pay you than Credit Card Co.
Purpose of loan:
This loan will be used to? pay down highest balance on highest interest credit card.
This is a smart decision which i hope some out there can help me to accomplish.
My financial situation:
I am a good candidate for this loan because?

I have never been late on payments to lenders. My credit history since 1984 ia excellent.
OCT 1,08 THROUGH Oct 1 ,09 QB/P&L
gross total income 503,076.05
gross profit 297,471.02
total expenses 262,027.33
net income? 34,577.68

MY mortgage and utilities & all bills are taken into business expense, this is a home based business.
the net is what we use for food , clothing, general expenses not in business category.

total expense???????

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1988	Debt/Income ratio:	35%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 3m
Amount delinquent:	$835	Revolving credit balance:	$1,324	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	repayment-fighter	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Expenses (computer, books)
Purpose of loan:
This loan will be used to? Purchase a new computer for on-line classes taken at DeVry university.? This will also help with the purchase of necessary supplies for school.

My financial situation:
I am a good candidate for this loan because? I own my home and vehicles outright.? I am current on all bills except some medical bills totalling under 900.00 which are being negotiated for payment by my insurance.? I have a strong work ethic and always strive for more. Obtaining this degree will help me obtain a better paying position with the ability for advancement.? This will also help me to consolidate a few bills in order to have just one payment instead of several.? This would also help me to pay off my creditors faster and reduce my monthly expenses.? My husband pays most living expenses.

Monthly net income: $ 1921.60

Monthly expenses: $ 1320
??Housing: $ 0????????
??Insurance: $ 200
??Car expenses: $?100
??Utilities: $ 125
??Phone, cable, internet: $?200
??Food, entertainment: $ 75
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 470
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$260.11

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1985	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	28y 11m
Amount delinquent:	$281	Revolving credit balance:	$12,544	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	footballfan45	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	640-660 (Latest)
Principal borrowed:	$18,700.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 620-640 (Oct-2006)
Principal balance:	$608.80	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
3rd Prosper Loan...54 Payts On TIME
Purpose of loan:
Pay off Title Loan .....re-listed.....
Had 2? previous Prosper loans.....NEVER LATE......54 on time payments?......please see Prosper payment history.
I have paid back over $ 18,000 on time...

Had gotten title loan 3 months back to pay some medial bills and for my sons tuition at Sylvan for the summer. Interest payments of 530.00 , but no principal reduced.
Need to pay out as soon as possible.

My financial situation:
Net monthly income is 4400.00
Expenses total of $ 1575.00..

Does not include the final Proper payt of 622.00 I will pay before this auction is over.
or the Title Credit loan I want to pay out with this new loan.

On?present job for 29 yrs. Income 67,500 annually. Married 18 years.?I have lived at our present home for over 15 years. I am a HomeOwner.....my name is on our deed....loan in husbands name.
I will send tax bill for proof to Prosper.

Need to pay to off the following:
Title Credit....5550.00(title pawn..costing me 530.00 per month in?interest only)

I believe I am a good candidate for this loan. I can assure you all payments will be?made on time.
Please see me Prosper payment record.
Thank you for considering bidding on my loan request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.52%	Starting borrower rate/APR:	14.52% / 16.68%	Starting monthly payment:	$120.51

Auction yield range:	4.27% - 13.52%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1996	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	25y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,825	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kindness-captain902	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008)
Principal balance:	$7,647.86	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
auto loan / commuter car
Purpose of loan
This loan will be used to? pay off high apr credit cards.

My financial situation:
I am a good candidate for this loan because? i have a good credit history, and i have worked as an auto service worker for the city and county of san francisco for 25 years

Monthly net income: $ 3,200.00

Monthly expenses: $
??Housing: $ 1,300.00
??Insurance: $ part of assoc. fee 320.00 paid by wife.
??Car expenses: $ 240,00 paid by wife.
??Utilities: $
??Phone, cable, internet: $ 100.00 paid by wife.
??Food, entertainment: $ 250. 00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1996	Debt/Income ratio:	26%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	17y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,787	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dedication-prophesy6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and loans
Purpose of loan:
This loan will be used to pay off all credit card debt and one personal loan. I plan to maintain one credit card with a small personal limit after that. I also plan to only make purchases with cash on hand.

My financial situation:
I am a good candidate for this loan because I make a very good income, have a low mortgage and make?one low car payment.

Monthly net income: $ 5,500.00

Monthly expenses: $ 4,000.00
??Housing: $ 1,000.00
??Insurance: $ 150.00
??Car expenses: $ 230.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 1,000.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 900.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$351.57

Auction yield range:	8.27% - 15.00%	Estimated loss impact:	8.84%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	19%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,652	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Kqwik	Borrower's state:	Connecticut	Borrower's group:	EMS, FIRE, POLICE, MILITARY
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	780-800 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	740-760 (Apr-2009) 680-700 (Oct-2008) 720-740 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Medic School help Me Help Others
Purpose of loan:
This loan will be used to pay for Paramedic School. I have been an EMT for 5 years and work for AMerican Medical Response. AMR is the largest private ambulance company in the US. I also work for the largest and busiest divison in the country. New Haven Connecticut.? As an EMT I am limited int he care I can provide. As a Paramedic I would be able to provide Advanced Life Support to people who need it. I have been with Prosper for about 2+ years as both a lender and a borrower. I was never late on a payment and nor will I be this time. I will be using automatic payment method.

My financial situation:
I am a good candidate for this loan because, I always pay my bills on time and I am an excellent risk.?
I am a homeowner,
I have already invested for than $3000 into prosper.
Please help me help others.

Monthyl Income????????????????? $4000

Mortgage?????????????????????????? $1100
Car Payment????????????????????? $500
Car Insurance???????????????????? $100
Motorcycle Payment?????????? $200
Cellular Phone??????????????????? $100
Misc, Food, Entertain????????? $500
Credit Cards?????????????????????? $500

If you have any questions please feel free to let me know.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.07%	Starting borrower rate/APR:	18.07% / 20.28%	Starting monthly payment:	$361.88

Auction yield range:	6.27% - 17.07%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1984	Debt/Income ratio:	50%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	17y 1m
Amount delinquent:	$0	Revolving credit balance:	$192,609	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ferocious-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off and Close Credit Cards
I am seeking this loan to pay off one or more Credit Cards. I have been trying to pay down my debt, and am usually able to pay more than minimum payment on most of my credit cards. I have had occasional late payments, never more than a day or two, usually related to timing my payment with my paychecks. Recently some of my interest rates have shot up to 29% and have made it nearly impossible for me to make all the minimal payments, let alone additional amounts. I have been paying out over $2000 monthly towards my debt, and have no trouble continuing that. My employment in Health Care seems secure and as much as possible I am increasing number of hours that I work, and frequently work 6-day weeks. I have significantly cut back use of my cards, and have no foreseeable major expenditures coming up. All my accounts are up to date, and I have always paid all my bills.

I have one rental unit that is currently rented. I have had 96% occupancy in this unit, and have had no problems keeping tenants.

I have one Credit Card in particular that I hope to pay off and close the account. A large part of my debt balance is a HELOC which I used to help purchase my rental unit. I will focus all my other payments towards reducing additional debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.02%	Starting borrower rate/APR:	28.02% / 30.37%	Starting monthly payment:	$128.26

Auction yield range:	11.27% - 27.02%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1994	Debt/Income ratio:	18%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$368	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bmetjpf	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	600-620 (Aug-2009) 600-620 (Jul-2009) 600-620 (May-2009) 640-660 (May-2008)
Principal balance:	$320.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Car repairs
Purpose of loan:
This loan will be used to? Repair of car

My financial situation:
I am a good candidate for this loan because? am willing to pay high loan amount

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 150
??Car expenses: $ 515
??Utilities: $ 140
??Phone, cable, internet: $ 165
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$164.93

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1974	Debt/Income ratio:	Not calculated
Credit score:	880-900 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,672	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	liberty-haven	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$303.34

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1973	Debt/Income ratio:	65%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$25,081	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bill-gravity1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate debts from a recent home improvement.

My financial situation: Excellent! Prosper does not show the additional rental income I now enjoy: $850/month. I always pay my bills when they come in. The method of obtaining a loan via Prosper to do the renovation got held up and consequently my funded listing got cancelled. We moved forward to get the project completed by using credit cards and now simply want to consolidate with a better rate from Prosper.
I am a good candidate for this loan because my credit is excellent and my new rental income will pay off all my debts faster, hopefully with a better rate and terms from prosper. Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.52%	Starting monthly payment:	$57.29

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1989	Debt/Income ratio:	13%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	59	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,039	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	best-forceful-payout	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
divource & dept consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.02%	Starting borrower rate/APR:	28.02% / 31.31%	Starting monthly payment:	$49.65

Auction yield range:	11.27% - 27.02%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2007	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$460	Occupation:	Student - College F...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	will0701	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
Purpose of loan:
This loan will be used to pay what I owe in school, I would pay it slowly but my school wants me to pay it fast.

My financial situation:
I am a good candidate for this loan because I am a hard worker and I will pay back every penny and the interest to full.

Monthly net income: $ 500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	8.27% - 29.00%	Estimated loss impact:	8.70%
Lender servicing fee:	1.00%	Estimated return:	20.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1982	Debt/Income ratio:	54%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	28 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$45,178	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	zurgena	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? The Purpose of this loan will be to pay off our credit cards and debt, which was primarily used to renovate our house that we purchased in October 2007.? We renovated our house, which was almost 60 years old, and needed mejor repairs.?? We had hired contractors to fix our house and they bailed on us, leaving us to complete the job and incur major expenses to finish the job.?? Luckily, we were able to count on family and friends to help us.? However, in buying supplies and materials, we racked up credit card bills and loans to get the job done.

My financial situation:
I am a good candidate for this loan because?? I have always maintained a credit score above 700 before I got married and we did this home renovation.? I have always paid my bills on time and always keep good managment on my accounts.? I have always spent money wisely, but I feel like the banks, primarily Bank of America, penalized me during the credit crisis, by chopping my credit lines because they did not understand what my wife and I were doing.??? I appealed their decisions and was not treated with respect and no support at all.? I feel horrible that I have seen my credit scores decrease because they thought I was a credit risk, when I have never foreclosed on our house and have always paid bills every month.? My wife and I need this loan because we would like to consolidate our bills into one payment without having to put our house, that we have worked very hard to improve, as collateral.?? We would greatly appreciate the support of people on Prosper to help us get through this and get order in our lives.?? This loan would take a huge load off of our backs becuase then we would be able to budget our expenses much easier and make one payment, rather than several payments spread out between several vendors.?? Thank you for taking the time to read this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1988	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	3	Total credit lines:	19	Length of status:	0y 2m
Amount delinquent:	$2,011	Revolving credit balance:	$0	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	3
Screen name:	impressive-leverage3	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate the small amount of debt I have left and can start fresh! I have a good job and an account history with Bank of America for over 20 years. The monthly payments will be deducted from my account for the new loan.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.90%	Starting borrower rate/APR:	12.90% / 15.04%	Starting monthly payment:	$84.11

Auction yield range:	4.27% - 11.90%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	3%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,366	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	0
Screen name:	alluring-payment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expense Help
Purpose of loan:
This loan will be used to help pay for upcoming relocation and moving expenses.? My Wife and I?are relocating from the Tampa Bay area to?
Vero Beach area in Florida.? the reason for the move is?a smaller town,?more relaxed atmosphere and less expensive rent.?

My financial situation:
Due to divorce, I faced Bankruptcy in June of 08.? Since my bankruptcy discharge, my FICO Score has continued to rise? I have limited my availabe credit to $3,300 of unsecured debt with two credit cards.? $3,000 of this credit is used for business travel and related expenses (most of which I am reimubursed for).? I was recently promoted from Eastern Regional Service Manager to National Service Manager.? I also received the?
title of National Sales Manager for our 2nd largest Customer,?"Walmart".? I have been told by the Owner/CEO of our Company, I will receive a salary increase as well as more bonus money.?

Monthly net income: $3,610

Monthly expenses: $?
Housing: $1050 Currently?????????? After November 21st? $850
Insurance: $ 125
Car expenses: $?296.00
Utilities: $200???????????????????????????????After November 21st ?$150
Phone, cable, internet: $145????? ($87 reimbursed through my Company)?
Food, entertainment: $250
Clothing, household expenses $150
Credit cards and other loans: $ 150
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2008	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$584	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	15
Screen name:	voltage6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing my vehicle
Purpose of loan:
This loan will be used to Fix my vehicle?I own a 2004 Cadillac Cts that needs a new transmission. The new transmission will cost 1500 dollars and?i will replace it myself.?

My financial situation:
I am a good candidate for this loan because even though I don't have a lot of credit the credit?I do have is good. I always stick to my word and do what I say that I will, I will pay back this loan. I am also in the military so I have job secuirity

Monthly net income: $
1700
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 25
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $70
??Food, entertainment: $ 100
??Clothing, household expenses $0
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.91%	Starting borrower rate/APR:	13.91% / 16.07%	Starting monthly payment:	$136.54

Auction yield range:	4.27% - 12.91%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1982	Debt/Income ratio:	37%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,982	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fund-cosmos3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?
PAY OFF CREDIT CARDS.
My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.98%	Starting borrower rate/APR:	28.98% / 31.34%	Starting monthly payment:	$79.60

Auction yield range:	11.27% - 27.98%	Estimated loss impact:	10.70%
Lender servicing fee:	1.00%	Estimated return:	17.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1991	Debt/Income ratio:	3%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	25	Length of status:	1y 7m
Amount delinquent:	$20,574	Revolving credit balance:	$102,091	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	39	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cvbarker	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Almost there! Would love your help
Hi everyone,

I am making great progress.? I just finished paying off a settlement on my AMEX which eliminated $22K in credit card debt.? This will not be reflected on my credit report til Nov.?? I need $4000 to payoff my citibank card which will eliminate approx $17,000 in credit card debt.? Any help appreciated!? Help me get DEBT FREE!!!!!!!!!!!!!

Update: I will be getting a bonus from my employer payable to me in March 2010 of at least $4k

Purpose of loan:
This loan will be used to pay off a credit card that I have in default.? I have negoiated settlement with credit card company and need to come up with this amount before end of?October?
My financial situation:
I am a good candidate for this loan because I have always had good credit but some unfortunate life circumstances put me in a difficult financial situation that I am getting out of with your help.??The amount of past due is a result of not being able to make minimum payments but I am now able to do that as my income has increased.? In addition I work in an industry that requires good credit (financial services) and thus need to clear this up.??Please consider bidding on my loan I will even be able to pay it back early.? Thank you.?

Monthly net income: $4100
Monthly expenses: $
??Housing: $0 (I am living with a family member currently
??Insurance: $ NA
??Car expenses: $ NA
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ na
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.01%	Starting borrower rate/APR:	16.01% / 18.19%	Starting monthly payment:	$175.81

Auction yield range:	4.27% - 15.01%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1993	Debt/Income ratio:	16%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,492	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	leverage-healer	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Time for a better interest rate.
Purpose of loan:
This loan will be used to refinance other obligations.

My financial situation:
I am a good candidate for this loan because I have more than adequate cash flow to pay the debt service, and am in a stable employment situation in a position I have held for over eight years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2001	Debt/Income ratio:	7%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,059	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	best-repayment-knickers	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on track
Purpose of loan:
This loan will be used to clean up my financial mess.? I do not need a big loan to get me back on track.

My financial situation:
I am a good candidate for this loan because I have a full time and a decent income.? I can?certainly pay back the loan.

Monthly net income: $ 65,000.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	9%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,416	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	a-contract-mandolin	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home repairs to furnace & plumbing
Purpose of loan:
This loan will be used to repair my gas furnace as I have not heat at the present time other than two space heaters I bought from Lowes, and I have to have major plumbing repairs done as I only have one bathroom in my 1180 sq foot home that I own. The toilet isn't flushing, the pipes in my house are backing up in the sink area and shower.

My financial situation:
I am a good candidate for this loan because I am currently working on the home remodification project under the Obama Administration and Treasury/TARP at Freddie Mac. I'm currently assisting in hiring 150 individuals for the Making Home Affordable Group at Freddie Mac and will be for the next several years as we build this group to help America become strong again, financially.

Monthly net income: $ 5285.15 after taxes

Monthly expenses: $
??Housing: $ 1365
??Insurance: $ 151
??Car expenses: $ 275
??Utilities: $ 290
??Phone, cable, internet: $ 165
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 100 in college school loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.44%	Starting borrower rate/APR:	11.44% / 13.56%	Starting monthly payment:	$148.26

Auction yield range:	4.27% - 10.44%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1983	Debt/Income ratio:	31%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,808	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	nimble-deal4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off credit cards"
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1991	Debt/Income ratio:	26%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	21y 5m
Amount delinquent:	$0	Revolving credit balance:	$22,352	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	fountain327	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Daughter with College
Purpose of loan:
This loan will be used to help my daughter wiith her Pharmacy degree

My financial situation:
I am a good candidate for this loan because I have been employed at the same company for over 20 years. I have single handedly raised by daughter and son?for the last 15 years. ?I?am honest and ethical and I would be extremely grateful to anyone that can help me fulfil my daughter's dream of becoming a pharmacist. I bring home around 3800 a month and after my expenses are paid I have about 1000 dollars left over for the month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$131.75

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,736	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	justice-orb	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
I have a great credit and good income source. However, I don't like high balance on my cards because I'm trying to get a new house. This will improve my credit to the way it was several years ago. I have a good source of income and I'm able to make monthly payments on time. My close and open accounts are all categorized as "payment never late".
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$312.13

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,950	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Richmond	Borrower's state:	NewYork	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	740-760 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	740-760 (Sep-2009) (Feb-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay off outstanind debt
Purpose of loan:
This loan will be used to? Pay off my outstanding debt(with one payment)

My financial situation:
I am a good candidate for this loan because?I have excellent credit(750 score on experian), my last loan with prosper i paid off "on time every time". I will do the same with this. The amount of this loan will bring me debt to 0, i own a home in PA(summer home) that is paid off. My DTI is 10%, i? i value my credit during these troubled times and WILL NEVER DO ANYTHING to ruin my excellent rating(years to build). This is a great situation for the lender, the rate is a little high for a 750 credit score. The CC co's raised my rates and i would rather the people profit then the CC Co's. Review this and as "god is my wittness" On time every time"

Thank You
Have a good one
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1992	Debt/Income ratio:	20%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	29	Length of status:	2y 3m
Amount delinquent:	$22,930	Revolving credit balance:	$2,356	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	authentic-trade	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of some outstanding debts
Purpose of loan:
This loan will be used to?some?credit cards, that were charged up and I have talked to the companies about paying off the settlements. To work on getting my credit repaired.

My financial situation:
I am a good candidate for this loan because? I'm a hard worker and want to really work hard at getting back on my feet and out of debt.
I am working really hard to get on my feet.
Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 841.00
??Insurance: $?150.00
??Car expenses: $ 40.00
??Utilities: $ 110.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 40.00
??Credit cards and other loans: $ 50.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.84%	Starting borrower rate/APR:	31.84% / 35.91%	Starting monthly payment:	$43.47

Auction yield range:	14.27% - 30.84%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1995	Debt/Income ratio:	2%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	19y 6m
Amount delinquent:	$24	Revolving credit balance:	$1,314	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	consummate-deal4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repairs
Purpose of loan:
This loan will be used to? Make nessesary repairs to my car to run correctly and pass smog to register.

My financial situation:
I am a good candidate for this loan because? I have a stable full time job that I have been with for almost 20 years.

Monthly net income: $ Around $4000.00

Monthly expenses: $
??Housing: $ 1450.00
??Insurance: $ 120.00
??Car expenses: $ 250.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $
??Credit cards and other loans: $ 50.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$73.31

Auction yield range:	14.27% - 18.00%	Estimated loss impact:	15.49%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1986	Debt/Income ratio:	37%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,525	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Bellegal	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 620-640 (Jan-2007)
Principal balance:	$431.05	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Excellent Prosper Payment History
First of all, thank you to everyone who helped me out with my first Prosper loan!? I now have two payments until the first loan is paid in full.? I still have debt, but have a plan in place, a better paying job, and a second job to help me reach that light at the end of the tunnel!? I have one thorn in my side that is still outstanding, and that is my property tax bill.? I have not escrowed taxes because I was able to pay the taxes at tax time until the past year or two.? Although I make approximately $67000 per year at my job (and another $8000-10000 at a second job), my income fluctuates monthly and I've been nervous to escrow?taxes because I wasn't sure if I could absorb the amount on those lower income months.? I now ready to do that, but need approximately $2000 to pay?this year's tax bill, which is going to "tax sale" on November 20th.? That means someone will "buy" my property taxes for a return on their investment and have rights to my condo if I don't pay them in 2 years.? I would prefer to pay the people at Prosper rather than some corporate shark who is taking advantage of my situation.? If the property goes to tax sale, I will be working additional hours at the second job to get it paid asap, but I don't think I can swing it by November 20th.? I have my first installment under control,?but I need help with the second installment.? My "credit score" is low because I have cancelled all of my high interest credit cards and my utilization looks horrible.? I am asking for a little more than I need for taxes as i do not want more than one Prosper loan and will pay the 1st off with the proceeds of this loan in addition to paying the taxes in full.? I appreciate any help you can offer!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1977	Debt/Income ratio:	62%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	33y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,734	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	blaclkbutter	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 6% )	640-660 (Sep-2009) 640-660 (Aug-2009) 640-660 (May-2008)
Principal balance:	$2,207.08	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
furniture money to surprise my mom
Purpose of loan:
This loan will be used to? get furniture for my mother, she need? to up date her furniture because it has been 15 years since she had any nice furniture.

My financial situation:
I am a good candidate for this loan because? I been on my job for 30 years and iI do pay my? bills on time.

Monthly net income: $
3,000
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 160.00
??Car expenses: $ 500??Utilities: $ 40.00
??Phone, cable, inte??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$28,532	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	openness-handshake	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill consolidation, expand business
Purpose of loan:
This loan will be used to?
This loan will be used to consolidated some bills and allow me to expand my business by providing some additional marketing dollars.
My financial situation:
I am a good candidate for this loan because?
I am a good candidate for this loan because I have good credit history and have never missed a payment.
Monthly net income: $ 7500/month
Monthly expenses: $
??Housing: $750
??Insurance: $ 100
??Car expenses: $ 360
??Utilities:?$150
??Phone, cable, internet: $?250
??Food, entertainment: $?400?
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 750
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.67%	Starting borrower rate/APR:	13.67% / 15.82%	Starting monthly payment:	$272.14

Auction yield range:	4.27% - 12.67%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1994	Debt/Income ratio:	56%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	17y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,815	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	genuine-bonus8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Daughter's College
Purpose of loan:
This loan will be used for my daughter's education cost. The funds for be used for books, tuition, and living expenses. My daughter is a sophmore in college working toward her degree as a physician assistant. She is currently a 3.5 GPA student living alone in California. She's currently enrolled and working as a medical assistant part time to help pay for college. The loan will be greatly appreciated.

My financial situation:
I am a good candidate for this loan because I am a very determined, responsible, hard working father who moved to the United States to help create a brighter future for my children. I have been a hard working man supporting my children providing shelter and at the same time maintaining a good credit history.? I am very well aware of credit and the importance of it in today's world.? When the times comes to paying off the loan I will pay without any delinquency as proven by my credit history. I been working in my current job since 1992? I have a skill profession. I own a house that is almost paid for and also own land property of my own.? My financial situation is not in danger or am I in any sort of crisis.? The loan is to help my daughter pay for her education and housing cost away from home.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1967	Debt/Income ratio:	11%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	2y 1m
Amount delinquent:	$176	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	uprising1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Insurance Agency- Growing
Purpose of loan:
This loan will be used to? paydown a $13,536 note with a very high interest rate, and provide funds for continued marketing.? The reduction in dept will improve our cashflow by approximately $2000 per month.? The company is growing but needs the other additional proceeds to continue our successful marketing efforts.

My financial situation:
I am a good candidate for this loan because? our company is approximately 4-5 months from profitability.? We are growing the agency at an extremely rapid rate.? We have more than doubled the size of the company on 2009.? I have good credit and am determined make this company a success.

I have already invested $30,000 of my own money and will contribute another $10,000.

The agency has been in business for 10 months and expects to start breaking even in 4-6 months with the loan restructuring.? On January 1, 2009 the agency had 210 policies in effect.? Today we have 526.? Revenue year-to-date is approximately $130,000.? Revenue is growing by $500-$750 per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	14.27% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,403	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	best-restless-return	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan: This loan will be used to? to pay off the three credit cards I have. My bank is charging me a high interest that is almost impossible to pay off. I am currently paying off more than the monthly payment but it doesn't seem to be consolidating. I would to be able to pay them off sooner, and be able to be clear out of DEBT!

My financial situation: I am a good candidate for this loan because?I recently gained a roommate and half cut my expenses. I now have more money to pay off my debt! I would love to have it go to my date instead of interest rates!

Monthly net income: $ 2800
Monthly expenses: $?
Housing: $ 400
Insurance: $???
Car expenses: $?350??
Utilities: $ 50-100??
Phone, cable, internet: $ included in rent???
Food, entertainment: $?300-400??
Clothing, household expenses $ 200??
Credit cards and other loans: $ 500??
Other expenses: $

I am a very reliable lender, even though my credit score might tell you different.?I am trying to pay off my credit card as soon as possible but high interest rates have dragged me down.?

I also have student loans under my name, but my parents are paying them off. They took them out in my name in order to get a lower rate. Unfortunately my dad (I love him to death) but he has made some late payments which have caused my credit score to lower, leaving me with higher interest rates. I have a good history of paying on time, and paying more than my payment. I would appreciate your help on helping me out with this credit card debt, so I am not stuck here forever.

Thank you for reading and giving me a chance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 29.93%	Starting monthly payment:	$40.29

Auction yield range:	8.27% - 25.00%	Estimated loss impact:	7.10%
Lender servicing fee:	1.00%	Estimated return:	17.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2007	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,560	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kofiro	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Planning my engagement and wedding
Purpose of loan:
This loan will be used to used to finance my engagement and wedding.

My financial situation:
I am a good candidate for this loan because I always make payment on my loans. Will be graduating from pharmacy school at the end of November. Will start working as a graduate pharmacist in December till i become a registered pharmacist. I however need money to for my wedding. Most of my current income is from my student loans and some stock investment.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 360
??Utilities: $ 50
??Phone, cable, internet: $ 20
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$248.74

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1990	Debt/Income ratio:	17%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	17	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,419	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	marketplace-hornet	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
other expenses, paying off bills
Purpose of loan:
To pay off other bills and?to use for other expenses?

My financial situation:
I am a good candidate for this loan because I pay my bills on time and to not have to many bills, I have a steady job and steady work history.?

Monthly net income: $ 5300

Monthly expenses: $
??Housing: $ 0, I currently live with my mom in the house I was raised in to help take care of her
??Insurance: $ 160
??Car expenses: $ 330.00
??Utilities: $?150
??Phone, cable, internet: $?175
??Food, entertainment: $ 125
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	45%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	4y 5m
Amount delinquent:	$5,524	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	amatxu	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 660-680 (Mar-2008) 660-680 (Feb-2008)
Principal balance:	$2,288.51	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
4th Request-2nd Prosper Loan
Purpose of loan: I want to consolidate all of my outstanding debt including my present active Prosper loan into one monthly payment.? The delinquent marks on my rating are due to a mortgage modification being incomplete.? It has been arranged and will be brought up to date in 3 months. My credit card debt is being paid down and I would like to pay it in full as quickly as possible. CC debt is Approx. $5,000--$900.00@29.49%? $1,900.00 @ 29.49%.=$7800
I have additional expenses that total approximately $4900 from previous medical fees that were incurred when my husband had knee,hip and hand surgery.? I would also like to pay my first Prosper loan of $2300 off so that I can make just one monthly payment.

My financial situation:I will make a timely payment from my checking account as requested on the Program. I have never missed a payment on my present loan.

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$321.64

Auction yield range:	11.27% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1988	Debt/Income ratio:	32%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$67	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	racco	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 88% )	740-760 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	3 ( 12% )	740-760 (Sep-2009) 640-660 (Jul-2007)
Principal balance:	$2,656.41	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
New Siding
Purpose of loan:
(explain what you will be using this loan for) The purpose of this loan is to assist in paying for new vinyl siding on my home.
(explain why you are a good candidate for paying back this loan) I have worked in the Health Care field for 16 years as a Physical Therapist.? Therapists are in high demand and I am able to work side jobs at premieum rates to assist me in paying off this loan.? I currently manage a department of 50+ employees and have excellant earning potential.? I have one year left on an existing Prosper loan and have an excellent history of paying on the existing loan.?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 700
??Insurance: $?100
??Car expenses: $?0
??Utilities: $ 250
??Phone, cable, internet: $?200
??Food, entertainment: $ 225
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 300
Total Monthly Expenses:$2675
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	61	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,722	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	16%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	amassets	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 88% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	1 ( 13% )	680-700 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Business Expansion
Purpose of loan:
This loan will be used to?fund the expansion of my business, a retail website that promotes fashion and events in the Seattle area.The funds will be targeted to improve my website, develop the shopping cart, increase marketing activities, and cover the cost of the webdeveloper.

My financial situation:
I am a good candidate for this loan because I have a good history of managing debt and this loan will enable me to expand my business over the next one to two years enabling me to pay down this debt within the three year loan period.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.02%	Starting borrower rate/APR:	30.02% / 32.40%	Starting monthly payment:	$169.85

Auction yield range:	11.27% - 29.02%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1998	Debt/Income ratio:	65%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$32,438	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Riverine	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	680-700 (Aug-2009) 720-740 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
pay off truck loan 2nd prosper loan
Purpose of loan:
This loan will be used to pay off a auto loan into a lower monthly payment,? allowing me to focus on paying off high interest credit?cards and creating a savings portfolio.
this loan will pay off a auto loan of 417.00 monthly and also pay?some credit cards?into a low monthly payment of apx 165.00 per month saving over?200 a month and paying proser members interest instead of banks.... Thanks Prosper...

My financial situation:
I am a good candidate for this loan because im military with good standing for 10 years and i pay all my bills, looking to get my savings built up in a few years.

Second prosper Loan...? also a prosper lender.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 200.00
??Car expenses: $ 417 auto loan to be paid off by this loan
??Utilities: $ 0? paid by roommate?
??Food, entertainment: $? 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 400.00??
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1983	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	29 / 25	Employment status:	Retired
Now delinquent:	0	Total credit lines:	96	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,344	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	7
Screen name:	virtuous-generosity	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off dept
Purpose of loan:
This loan will be used to?pay of credit cards, consolidate bills?

My financial situation:
I am a good candidate for this loan because?I pay my bills on time.? I have never applied for bankrupcy?

Monthly net income: $ 2,800.00

Monthly expenses: $
??Housing: $ 0? I own my home
??Insurance: $?128.00 health insurance,?$175 long-term health insurance,?800.00 yearly for?auto insurance,?
??Car expenses: $ 35 for gas weekly
??Utilities: $ 261 monthly
??Phone, cable, internet: $ 130 monthly
??Food, entertainment: $ 200 monthly
??Clothing, household expenses $
??Credit cards and other loans: $ 2,500
??Other expenses: $ 9,000 home equity loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$1,015.94

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,457	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	benefit-prometheus	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up to help FL Sm Businesses
Purpose of loan: I had a successful business consulting for small businesses wanting to grow and/or enter into new markets in PA that I would like to start here in FL but need some start up money.? Unfortunately after being laid off from the corporate world 5 years ago, I?lost my?great insurance and had to spend all of my savings on medical care.??I am caring for my elderly parent so moving back to PA is not currently an option for me.?

This loan will be used to?Invest in marketing my business, float money to pay bills until steady stream of client payments can come through.? Additionally, I already have 2 clients and would also like to use approximately $7,500 to invest in some expansion opportunities with one of these clients as he expands his business.?

My financial situation:? I have great credit and have always been dilligent about paying bills on time.? I do have personal debt which I can cover with my current income but this leaves no additional money for me to expand my business and really help more small businesses succeed.

I am a good candidate for this loan because?I have a good credit history but due to medical issues have depleted my savings and do not have the extra money necessaary to really see my business take off here in FL.? While my business was small in PA, it was in the black every year.? My 18 years in the corporate world gave me all the experience (I rose quickly in the ranks and managed hundreds of people and multi-million dollar budgets for AT&T) and gumption to get it done!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2004	Debt/Income ratio:	40%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,949	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	contract-chomper	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for child's education
Purpose of loan:
This loan is quite urgent for my family and I. This money is needed to help pay of the rest of my childs tuition. He is one semester away from graduating and he cannot register for next semesters classes until we get this loan. He's is worked so hard to get to this point, it would be a shame that he cannot graduate on time simply because of financial problems.
My financial situation:
I am a great candidate for this loan because I have no major debt. Apart from a small credit card bill, I am relatively free of debt. I have a steady income that will continue to come in because business has been good as of lately. My son also has income and he will help pay for the loan with me. He is in much school debt already so I advised him not to take up another loan. We need help please. Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$520.29

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,951	Occupation:	Construction
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	robust-money	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Card Debt Forever!
Purpose of loan:
This loan will be used to pay off our credit card debt permanently and begin to build savings.

My financial situation:
I am a good candidate for this loan because I have been working in the construction industry for 13 years and I have work lined out through spring of 2010 with more projects coming each month. I am not in danger of losing income. I want to consolidate several credit cards my wife & I have into one simple monthly payment at a fixed rate that will allow me to pay them all off in 3 years.? I would rather pay a reasonable interest rate to generous business minded individuals, than to the giant greedy credit card companies.? I have an excellent payment record.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,648	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	fishhauler	Borrower's state:	Oregon	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Truck needs repairs soon
Purpose of loan:
This loan will be used to? Replace clutch on pictured truck and do some needed engine work. $500 will go to pay off a large loan with a payment of $500 per month that will be completely paid off and I can direct the money I was paying on that loan to pay toward Prospers loan.

My financial situation:
I am a good candidate for this loan because? My business is making still a very good income even in the economy that we are in. I am in a specilized business I haul fresh fish and seafood in and around Oregon and Washington being in Seattle most of the time.

Monthly net income: $ 12000 to 14000

Monthly expenses: $
??Housing: $ 1505
??Insurance: $ 650
??Car expenses: $ 835
??Utilities: $ 208
??Phone, cable, internet: $ 350
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 4500 mostly truck fuel bill
??Other expenses: $ 1600 truck payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1994	Debt/Income ratio:	19%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,081	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	12
Screen name:	greenback-spa	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operating Capital Needed
Purpose of loan:
This loan will be used to stock inventory, and pay for an online dialer service to enhance our sales efforts.

My financial situation:
I am a good candidate for this loan because I am a responsible, and frugal borrower.

Monthly net income: About $4800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$325.28

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1988	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	23 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$62,966	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	capital-exchanger2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off five of my credit cards
Purpose of loan:
This loan will be used to pay off?two of my higher rate credit card debts??

CHASE 1: $3451.07 at 18.24%

Wells Fargo: $5094.55 at 20.40%

Total Debt: $8,545.62 avaerage intrest rate: 19.32%

My financial situation:
I am a good candidate for this loan because I have been with my current employer now for fourteen years and I have great job security as I am a contract employee.? I work hard and I am current with all of my bills, never making a late payment and even paying more than the minimum due most months.??The credit card companies have been playing thier game of "let's lower the credit limit and make it look like he's maxed out and then we can raise the interest rates and double the minumum payment due".? I have been paying down my debt, this past year but it is a slow process with the interest rates changing every couple of months, it is frustrating.? My goal is to be 100% debt free in five years and this loan will help me get a "jump" start.

I bought my home in the spring of 2007 and had to do some major repairs more thanh I had expected, about 48k in order to move in,?this is where a majority of my debt was accumilated.? I did have some debt that was stricly personal and now I want to live a debt free life.

My truck is paid off, so thier is no auto payments. I bring home a good salary for this current economy.

Monthly net income: $ 4850.00

Monthly expenses: $ 3903.00
??Housing: $ 1620.00
??Insurance: $ 103.00
??Car expenses: $ 75.00 (gas & maitenance)
??Utilities: $ 325.00
??Phone, cell phone, cable and internet: $ 156.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 75.00?
??Credit cards and other loans: $ 1300.00 this includeds the above two credit cards. with this loan it would drop to $975.00
??Other expenses: $ 100.00 (a cushion for emergencies)

Thank You for your time and support.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$65.88

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2002	Debt/Income ratio:	25%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,089	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	smokydabear100	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 84% )	720-740 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	5 ( 16% )	720-740 (Jul-2009) 680-700 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Help improve my credit score
Hello,

I am asking for this loan to try and improve my credit rating.? My credit is decent already but I really want it to get better.? Since I do not have too many credit building accounts on my report I am hoping this loan will help out.

This is my second prosper loan.? The first was paid off early. I did have some late payments on the first loan.? This is because after getting out of the Army the Prosper loan was still being paid off from my Army bank account.? I was trekking through remote parts of Asia (Borneo specifically) and didn't have the means to fix this problem at my disposal.?

I will use the funds from this loan to loan to other people on prosper.

Thanks for your help,
Chris
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$588.65

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1990	Debt/Income ratio:	25%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,719	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lively-p2p	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal used and pay off credit ca
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1998	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,452	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	prudent-social4	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for School/Transportation
Purpose of loan:
Purchase a vehicle to get to and from school and pay for dental work

My financial situation:
I am a good candidate for this loan because?I am a second-year graduate student at Johns Hopkins University SAIS studying international economics.? I been able to pay all of my loans, credit cards, and utilities on time.?

I was unable to get a private personal loan because as a full-time student / self-employed private contractor, I have a high debt-to-income ratio.? I encountered difficulty finding a place to live in Washington DC (having studied at their campus in Italy and working in Moscow at the US Embassy as an intern, I did not have much time in between my internship and classes starting) and had to settle on an unfurnished apartment far from school. ? I am looking for a loan that would help cover the expense of purchasing a vehicle to travel to school and pay for dentistry.?

Because I do have reliable contract work, I will be able to pay this bill in a regular fashion; as I have mentioned, I have had no issues paying for my debts on time and can submit the paperwork to verify this.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$400.12

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$66,964	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sincere-silver	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off high % credit card.
Purpose of loan:
This loan will be used to pay off?one high interest credit card I used for business start up. After this one is paid off I will?then address the next one. ?

My financial situation:
I am a good candidate for this loan because my credit report will show a great history of loans repaid. I am also a small business owner in the roofing industry that Ive been in for 30 years. A home owner and have character references available to insure?that my word is?as solid as my grandfathers handshake.?Take a Chance? Columbus did and he discovered America!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2004	Debt/Income ratio:	22%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,901	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	boltgod	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$3,278.96	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
pay off high interest credit cards
Purpose of loan:
This loan will be used to? pay off some high interest credit card charges we incured while i was between jobs and without health insurance.. We are now covered in my new job, but are struggling some with these charges.? I am sure we can pay off these debts with a lower interest rate.. please help us too get this loan, I promise too repay promptly.. Thanks for your consideration..

My financial situation:
I am a good candidate for this loan because?
My wife and I are very responsible people and have never had a bad debt.
Monthly net income: $
3200.00
Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 300.00
??Car expenses: $ 200.00
??Utilities: $?250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$98.22

Auction yield range:	4.27% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,119	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Yuriana26	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2007)
Principal balance:	$324.26	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Personal Loan to help a family
Purpose of loan:
To help a family member whose in need in this tough economy.

My financial situation:
I am a good candidate for this loan because I've been a good paying member with our existing loan here in Prosper. We are going to pay off the current loan in 2 months. I have 1 full time job (outside of home) and 1 part-time job (work from home).? We could have apply for a personal loan through our local bank or credit union here but I trust prosper and I like being able to make extra payments every month. Also, the fact that prosper has good interest rates.? I have never been late with my other bills.? Thank you for reading!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$113.26

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1995	Debt/Income ratio:	24%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,792	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pure-credit4	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 credit cards
Purpose of loan:
This loan will be used to? I have 2 credit cards with a very high interest rate that i would like to pay off before the rate goes any higher

My financial situation:
I am a good candidate for this loan because? I make very good money and I always make my payments in a timely manner

Monthly net income: $ 3600.00

Monthly expenses: $
??Housing: $ 790.00
??Insurance: $
??Car expenses: $ 500.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $
??Credit cards and other loans: $ 400.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$208.09

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	27%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,984	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kamikazm	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,050.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$1,409.58	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
On the road to financial freedom
Purpose of loan:
This loan will be used to get rid of high interest rate credit card debt.

My financial situation:
I am a good candidate for this loan because i have no missed payments on record with a long?year credit history. Since my first prosper loan I have managed to pay off some accounts.?I work as a software?engineer for a big 5 consulting firm. I plan to pay down the credit card with the highest interest and then?cut?it and never use it again.?I will repeat this proccess until I have only one low interest rate credit card to use. My long term goal is to have?money to invest?for my retirement.

Monthly net income: $ 2850

Monthly expenses: $
??Housing: $?750
??Insurance: $ -
??Car expenses: $ -
??Utilities: $ 70
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700
??Prosper loan $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 26.06%	Starting monthly payment:	$176.00

Auction yield range:	8.27% - 22.77%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1997	Debt/Income ratio:	29%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$66,132	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unconquerable-basis	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Purchases for Business
Purpose of loan:
I own a small coffee shop that had needed some equipment purchased.? I had previously used my personal credit cards but the rates have been rising on the cards and I no longer wish to pay the interest to the large banks that will not work with me.? There is also some additional purchases that I could make to bring in more business to the coffee shop.? I would like to purchase some audio visual equipment to bring in some musician to increase some traffic into the shop during the evenings.

My financial situation:
I am a good candidate for this loan because I have had a stedy job with the United States Army for over 20 years, over 10 as a reservist and have now been employed with the federal government for the last seven years.

Monthly net income: $ 6800

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 100
??Phone, cable, internet: $ 250
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 650
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.75%	Starting monthly payment:	$49.29

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2004	Debt/Income ratio:	50%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,178	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	important-bazaar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off personal debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because,

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$127.35

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2006	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,546	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Joshuas	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 600-620 (Oct-2007)
Principal balance:	$1,034.36	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Getting rid of the Cards
Purpose of loan:
I recently became employed after being laid off for 6 months. Over that time i managed to accrue some credit card debt to pay my bills. I now have a stable job once again and am looking to consolidate all my cards into one loan at a fixed rate. I have some cards with high rates and would also like to make one monthly payment.
I currently have 3 cards with rates as follows 19,27.5,29 with a majority of the charges on the 27.5% card.

My financial situation:
I am a great candidate? for this because I? have a full time job and not a lot of expenses. I have had a prosper loan before and was never late or missed a payment. I recently got a big increase in the amount I make. I am looking to get rid of paying all the interest to the credit card companies and all of their extra fees( i.e. $15 online payment fee.)

Monthly net income: $3300

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $ 50
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200 (this loan would eliminate this)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1999	Debt/Income ratio:	31%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	glowman76	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up Business
Purpose of loan:
This loan will be used to? Fund initial business start up costs and first year of development and operations.

My financial situation:
I am a good candidate for this loan because? I have recently paid off all student loans and credit card (cut them up) debt. I have only one outstanding loan (auto) of $11,000. I clear $1000+ per month after all expenses. I will leave a minimum of $5,000 in my bank account to cover first half of the loan payments.

Monthly net income: $ 2,500+

Monthly expenses: $ 1,380
??Housing: $ 200
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 380
??Other expenses: $ 200
undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$90.38

Auction yield range:	8.27% - 17.00%	Estimated loss impact:	8.39%
Lender servicing fee:	1.00%	Estimated return:	8.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2006	Debt/Income ratio:	17%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sonya120180	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-720 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 5% )	520-540 (Jan-2008)
Principal balance:	$459.24	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Hardwood floors and repairs
Purpose of loan:
This loan will be used to have the floors sanded and refinished due to neglect by previous home owner. I will also use this money to complete the existing fencing that has several gaps. There is also painting that needs to be done in several rooms. I believe these improvements will raise the value of my home and I have found someone who will do the work at a very reasonable rate due to the low demand for work right now.

My financial situation:
I am a good candidate for this loan because I have a current Prosper loan that is almost paid off. I have never been late with a payment and I intend on paying off that loan with part of the money from this loan. I have very little extra debt other than regular living expenses. My employment is very stable the company I am with has been growing despite the economy. I was recently promoted and will be moving into my new position within the next 2 weeks and will receive a raise. I assure that this money will be put to good use. Please ask any questions and I will respond promptly.

Monthly net income: $ 2100.00

Monthly expenses: $
??Housing: $?537.00
??Insurance: $100.00
??Car expenses: $ 297.00
??Utilities: $ 150.00
??Phone, cable, internet: $?154.00
??Food, entertainment: $ 120.00
??Clothing, household expenses?$100.00
??Credit cards and other loans: $90.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$372.71

Auction yield range:	11.27% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1982	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	23y 1m
Amount delinquent:	$0	Revolving credit balance:	$40,353	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	eloquent-income3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off HIGH INTEREST credit cards
Purpose of loan:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	15	Length of status:	5y 8m
Amount delinquent:	$4,008	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brainy-diversification	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving to find steady work
Purpose of loan:
This loan will be used to pay an initial deposit on an apartment, two months of rent, and food while I find a job.

As finding work could take a week or two and it could take two weeks to get a paycheck, this loan is for two months rent rather than one.

I have funds to get me to where I need to be, but will need to live out of my car once there if I am unable to secure some type of small, short term loan.

My financial situation:
I am a good candidate for this loan because although my credit is suboptimal, it is not due to negligence, but choices made in good faith which turned out to be wrong.

I was a stay at home father for four years, before being divorced after years of trying to make things work.

Living in a small, dying community and unable to find work, I am using the last of the money I have, which comes in good part from selling the few things I own, to get me to a larger town that has two things going for it:

It has plenty of work in the programming / technical / database administration fields ( my specialties ), not to mention just work in general.2) It has a lady that I would really like to meet.Outstanding debt listed is due to my refusal to agree to pay an insane interest rate simply because a payment was missed. As the credit card company was unwilling to negotiate, I stopped paying on it as doing so would amount to presumed agreement to the rate.

Historically, I have paid my debts reliably and on time.

If you give me a chance, I will be sure to get you paid back as soon as humanly possible.

To ensure repayment, I will be doing the following:

Taking any job that I can find as even a minimum wage job will cover rent and the minimum monthly payment amount easily.Seeking work in fields related to my areas of expertise, which should not take terribly long as there is plenty of such work in the area that I am moving to.Continuing to build my small online enterprise that is just starting to get off the groundMy focus will be on getting any work that I can so as to cover rent, this loan, food, and any other minor bills that crop up. Rent actually includes all utilities.

I am not a deadbeat by choice...and if you give me the chance, I will be sure that you are paid back in a timely manner.

Help me and you will not be disappointed.

Monthly net income: $ 0.00

Monthly expenses: $ 450.00
??Housing: $ 350.00
? Car expenses: $ 50.00
? Food: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1982	Debt/Income ratio:	27%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	24 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	83	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,412	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Sims05	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008) 560-580 (May-2008) 600-620 (Mar-2008) 600-620 (Jan-2008)
Principal balance:	$2,874.60	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Personal Loan
Purpose of loan:
This loan will be used to??perform home improvementsf.

My financial situation:
I am a good candidate for this loan because? I pay my bills and I know how to manage money but at the end of 2007 and beginning of 2008 had personal incidents that put me behind.? I?was hired as a government contractor to work outside the US.? I am requesting this money to perform home improvements..?

Monthly net income: $ 14,376
Monthly expenses: $
??Housing: $ 1074
??Insurance: $ 250
??Car expenses: $ 625
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1400
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	21 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	51	Length of status:	30y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,250	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	enchanted-greenback	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Consider,New Nurse,NoHR read
Purpose of loan:
This loan will be used to consolidate credit card loans obtained during college.Many of them raised my interest rate to 33% following the credit crunch of the bad economy. This Loan will allow me to?close and pay of 2?of them ! I originally posted my loan at a much higher amount to pay off all of my credit cards but realized I need to build trust with an HR Rating so I have went much lower on the amount and increased the interest rate.

My financial situation:
I am a good canidate for this loan because I have owned and operated a salon for 30 years nets?$5662 a month.??I also just graduated from Nursing School with a Bachelor's Degree and just started a part time nursing position. I am a PRN (as Need) nurse and?work on the average of 3 days a week 12 hours $31.00 an hour,?which is a gross of $1116.00/month to add to my buisness income. I work in the salon the other 3 days where I do hair extentions. I did not change my employment status because I have just been working as a nurse for 3 weeks. Things can change quickly with self employment but I am very secure with my nursing position which makes me a very good canidate for this loan. Prosper has rated me a HR because my credit score is 671, just shy of a good score of 680.00. This is because 7 years ago my husband got laid off his job and he went from making 23.00 an hour to 8.00 and hour so we had to file bankruptcy which is one of the hardest things I have had to do.
???? I wanted to be honest and disclose this information so you will consider helping with my loan.?We are 7 years in and will be cleared shortly from our credit report. I have paid everything on time with job stability regained for my husband and rebuilt my credit score slowly and am almost there. My husband has regained his position and is now making 68,000 a year and covers mortgage and all other household expenses This will be a good investment for anyone as I have a secure profession as a nurse now. A nurse must possess characteristics that include honesty and integrity which I have. Please have faith in my integrity as a nurse and a successful business owner? and fund this loan I will do everything in my power to keep current as this will help me get a 680 or above credit score.
Thank You for your consideration

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.81%	Starting monthly payment:	$58.25

Auction yield range:	4.27% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1992	Debt/Income ratio:	53%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	77	Length of status:	17y 7m
Amount delinquent:	$135	Revolving credit balance:	$11,372	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	exuberant-transaction	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Cards
Purpose of loan:
This loan will be used to?
Pay off high interest credit cards.? I have a very stable job(same?Company for 17 1/2 years)?and able to make payment with no problem.
My financial situation:
I am a good candidate for this loan because? I have been making great strives in my life to pay-off debt.? I'm down to the last couple of headache credit cards with mad interest rates.? If I'm granted this loan I plan on paying these out and getting rid of them.? I pay my bills on time (the interest rate is what's killing me).? I'd rather be paying you than the credit card companies.? I've been on my job for 17 1/2?years and just trying to get back on track for myself and family.? I've recently been blessed to have been able to pay off the majority?of my debt,?but still down to a few.? I have a credit score of 720-740 and do pay my bills and care about my credit.? I pay my bills on time.

I have recently paid off several cards and down to three.? I have additional income on the side (sell on EBAY &?host jewelry parties) so that's how I was able to pay off most of my?debt over the last 7-8 months.? The ones that I paid out have been closed and the credit report might not show that yet because it has my debt ratio higher than it really is.? The one delinquent payment it show is from a card that I still owe that I'm disputing with them because of a posting error (had to submit banking information to the company to show it was paid on time).? Please ask any questions!!!!!!!!

Gross - $3500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-2004	Debt/Income ratio:	8%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	3y 7m
Amount delinquent:	$125	Revolving credit balance:	$291	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	historic-justice	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business equipment purchase
Purpose of loan:
This loan will be used to pay for the repair of a business truck that broke down one month ago.It will help me get back in business.

My financial situation:
I am a good candidate for this loan because I have good credit and am a home owner.I have never been late in paying any of my bills including mortgage, credit cards etc.I also have additional income separate to my full time job that will enable me to stay in good standing until I repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$277.35

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1997	Debt/Income ratio:	24%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,368	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigilance-hut	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards, etc.
Purpose of loan:?Pay off and close out?credit cards, this?has occurred due to a large medical expense for my wife, flooding damage on home, personal expenses, etc.

My financial situation:
If my profile looks familiar, I had to withdraw my previous listing due to some incorrect figures.? I had to get clarification on the Prosper process.? I apologize for the inconvenience.? I am a good candidate for this loan because I have good credit (700+).??I have a successful good-income job.? I am the GM of sales for the Cintas Corp and have been there 7+ years.??My base salary is 88k, with a max compensation of 149k.? Over the last 4 years, I have averaged around 110k annually.? My credit history shows no missed or late payments and like I mentioned earlier a good credit score.? I have roughly 10k in investments that I could use for funding or payment if I have to, however cashing out investments now with the economy is not wise.? I am including this because I want to reassure you?that I am a competent, qualified and dependable borrower.??I have submitted my information on Lending Tree so you may see inquiries on my credit report due to this, but I have not taken any loans from anyone.? It was a mistake which now I know.? With your funding and support, my family and I would?be able to finally put behind us my wife's surgery and the flooding damage at our home, which is $10,000 of the credit card debt.??Thanks to all of you who have shown consideration to my request, I appreciate it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$31.88

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1983	Debt/Income ratio:	36%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,619	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-loyalist	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Build History
Purpose of loan:
This loan will be used to? I am looking to build History on the site. I will use the loan to pay bills that I can already cover, and plan to pay the loan back early.

My financial situation:
I am a good candidate for this loan because?I have a secure job, I have excellent credit and am financially responible
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$500.15

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2001	Debt/Income ratio:	30%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,706	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	merry-maker	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high rate credit cards
Purpose of loan: debt-consolidation.
This loan will be used to?pay off my only two credit cards, both with higher rates of interest than I am comfortable with.

My financial situation: is very stable. I have been in the same position with the same employer as an RN for over 3 years now. I am a shift supervisor, so I get a little extra pay as well. My liquidity is very good and my DTI is very low. I don't even pay a mortgage as my current home is paid in full and I have a tenant paying the full mortgage on my investment property. The tenant is very stable as he's the the accounting officer for one of the premier casinos in town.
I am a good candidate for this loan because?I have very good credit, a very stable job, and extremely predictable income each month. Saving that extra interest each month that gets eaten up by the credit providers will really help accelerate my becoming debt free. Thank you for your consideration. ***On a very personal note, I believe the scoring system to be very unfocused with this system. I have a 737 mid score, with a DTI at 15% or below. I have no delinquencies, bankruptcies or any deragotory accounts or credit. I happen to have several small student loans that are either forgivable or being paid by my employer, hence why I have several accounts in my credit report. There is also an error, in that I AM a homeowner, but the servicing bank was just changed on Sep30th, so it is not reporting at the moment. My husband is in the banking industry and confirmed that this is typical during the transition. So...there's absolutely no reason this system should give me a "D" rating. I believe it is doing so because of the impression of too many accounts on credit, and that it's mistakenly not counting me as a homeowner. I am in fact the only homeowner, as my husband is on title only...so I'm the mortgagor. Regardless, I just wanted to point out what I feel are the inaccuracies of this system, because there's no way I'd pay the rates this system is suggesting. I would consider 10-12%, but not anymore than that, or I might as well just pay the creditors directly. Thanks again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2003	Debt/Income ratio:	37%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,247	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	impressive-nickel9	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high APR credit card
Purpose of loan:
This loan will be used to pay off my credit card I have with Citi.? My current APR on the card is very high.? It got as high as it is because I was unfortunately late with some payments when the account was younger.? That has changed however, and I haven't been late with a payment on this card for at least two years.? I also recently payed about $2000 on my balance.? So the other day I called Citi to try and get them to lower my APR to a more reasonable level and they refused so I am looking for other options.

My financial situation:
I currently work two part time jobs, both of witch I have had for over five years.? I am currently living with my parents so my monthly expenses are minimal.? As I mentioned, I recently lowered my balance with Citi by $2000.? In addition to that I payed off my other credit card, and I have used my cards very little in the past year or two.? The payments on this loan will be under $200 a month, and until recently the minimum payment on the Citi card was about $250 and as I said I haven't been late with a payment for two years.? I hope this shows that, while I have had some problems in the past paying my bills on time, that is no longer the case.

Monthly net income: between $1000 and $1200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$191.34

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2000	Debt/Income ratio:	24%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,553	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	value-spectacle3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Before I tell you why I need this loan allow me to provide some background on how the?need?for a loan came to be.????????????
????????Our dog, Roxy, was in our privacy-fenced backyard when some lunatic shot her in the neck with an arrow from a high powered crossbow used to hunt deer. (They still have not found who has been terrorizing our neighborhood pets with this crossbow.) When I found her she was barely breathing and paralyzed. My husband and I rushed her to the emergency vet clinic. They gave us enough hope that she would live that we decided to go through with the surgery. After her surgery she had to send several weeks in the hospital and several months in physical therapy to learn how to walk and eat again. After 9 long months, she is finally back to her old self.??Needless to say all this care did not come cheap, and my husband and I had to max out 3 credit cards to pay for it all. We weren?t worried about it too much because 1 is 0% for 24 months and the other 2 had very low fixed rates, so we thought by working a second job a few hours a week that we would have this paid off without causing us any hardship. ?????????
????????On October 21, 2009 we received 2 letters in the mail stating that due to the new credit card laws our low fixed rates would now be changed to adjustable rates as of October 1, 2009. We were given the option to keep our low rates by taking the ?opt out? option, but we had to contact them before October 1, 2009. Since my time machine is currently in the shop, we couldn?t contact the prior to that date. I called the customer service and stated what had happened, and they said that there was nothing that they could do because I failed to contact them before the cut off date. I closed the accounts, but the joke was on me, because I was now locked in to a 29.99% interest rate. This was more than 5 times what I had as my interest rate at the beginning of the month. Because the accounts are now closed it has caused my credit available to credit used ratio to go from 42% to 63%, and my credit score to drop from 689 to 619.???????

I am in need of this loan to get my ratios back to a normal range and my credit score back to good.

My financial situation:
I am a good candidate for this loan because?
My husband and I both have a stable work history with very stable employers. The chance of one of us losing our job and not being able to repay this loan is slim to none. We always pay our bills on time, and pay over the minimum amount due.
Monthly net income: $ 2152.88

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 490.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1997	Debt/Income ratio:	32%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$146	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	brightgrneys	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 640-660 (Jul-2008)
Principal balance:	$1,211.71	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Second Prosper Loan
Purpose of loan:
This loan will be used to pay off remaining balance of first prosper loan and car repairs.

My financial situation:
I am a good candidate for this loan because I've paid my first prosper loan on time for over a year & have paid additional amounts.? I've been current on my?car loan and student loan.?I am now married and am tired of renting.? I don't understand how my credit score has went up but my credit grade with prosper has tanked. I,e., original prosper loan was graded a C with a lower credit score.? I am now in the 700's and graded an HR.? Whats up with that?? Feel free to ask any questions!

Monthly net income: $ 1300-1600, my husband makes an additional $2000 net

Monthly expenses: $
??Housing: $ 475.00, includes water, sewage, and trash
??Insurance: $ 108
??Car expenses: $ 400, includes?payment, plus money for maintenance?
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50, student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$421.62

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$26,737	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LyCuisine	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ly Cuisine
Purpose of loan
I have a Thai restaurant and have been in business for almost five years.? My fifth anniversary date will be Jan.15, 2010.? I would like to update my equipments and add on new features to expand my business and also give my customers new and exciting entres.??I Began my culinary education at the age of five.? Cooking has always been a passion of mine, as well as eating.? I enjoy being my own boss and cooking healthy foods for my customer.? Please go to my website, www.lycuisine.com and view my info.? Thanks!

My financial situation:
I am a good candidate for this loan because I am a honest hardworking individual who earns her own income and pays her bills.? I am very tenacious, not a quitter, and definitely a survivor.? I understand that being self-employed and especially in?the restaurant business?is considered to be high risk for lenders.???However, take a chance on me and my restaurant, because I became my own boss to find success not? failure.? Turning my passion into steady income has been a great blesing and success for me.? My customers consider my restaurant to be one of the best kept secret in the South.? Prosper appeals to me because I know that in three years time, the loan will be paid for.? Please ask me any questions, and I will answer honestly.? Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$204.40

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2003	Debt/Income ratio:	52%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,548	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	intrepid-pound	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off 2 credit cards that I'm having a hard time paying off. I'm paying triple the minimum amount but the card company is now raising my rate so much (29.99%) that i think I will never be able to pay it off. I have never been late in my payments or gone over the credit limit.

My financial situation:
I am a good candidate for this loan because? I am working full time, have a very good credit score and I don't have much credit debt.

Monthly net income: $ 1500

Monthly expenses: $ 950
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 650
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$347.98

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1992	Debt/Income ratio:	19%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$18,599	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FriendLender08	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to consolidate my highest interest credit cards.

My financial situation:
I am a good candidate for this loan because I always pay my bills. I've been able to keep my head above water, where others have failed. However, life throws curve balls and my current debts are a result of that. I have three beautiful children who keep me motivated (Devin 6, Joey 4 and Anna 2). I'm a hard worker and have been gainfully employed since before I graduated from grad school.

Monthly net income: $6200

Monthly expenses: $5895
??Housing: $1400
??Insurance: $120
??Car expenses: $125
??Utilities: $200 (avg, higher in summer)
??Phone, cable, internet: $350
??Food, entertainment: $600
??Clothing, household expenses $200
??Credit cards and other loans: $2400
??Other expenses: $500 incidentals
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 31.59%	Starting monthly payment:	$45.49

Auction yield range:	8.27% - 26.99%	Estimated loss impact:	8.65%
Lender servicing fee:	1.00%	Estimated return:	18.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$25,710	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	GypsyKat	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College/Medical Expenses
Purpose of loan:
This loan will be used to pay off the $626 owed to my college after grants and loans, and the rest will go towards paying off my CareCredit card which has a balance of $430.55 and an interest rate of 23.99%.? We need the loan now because this is when our annual maintenance fee of $927.50 is due for our Bluegreen membership, but this year we got hit with two school bills at the same time.? We covered the $544.17 due to my husbands school, (he's taking night classes to get a degree relevant to his current job) but we still need to cover the maintenance fees (due Nov 15th) and the $626 due to my school that wasn't covered by grants and loans (due ASAP).

My financial situation:
I am a good candidate for this loan because my husband and I are financially secure.? The listing says I am unemployed, but I do receive $845 in disability, and approximately $168.25 from drill weekends.? The rest of the income listed below is from my husband. The reason my husband is not taking out the loan is because his credit is still recovering from bad credit choices from before we met.

Monthly net income: $ 3864.65

Monthly expenses: $ 3159.96
??Housing: $ 1007.11
??Insurance: $ 169.93
??Car expenses: $ 309
??Utilities: $ 150
??Phone, cable, internet: $ 220
??Food, entertainment: $ 220
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 575
??Other expenses: $ 408.92
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$612.38

Auction yield range:	17.27% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2004	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,800	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	unequivocal-benefit	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for Start-Up
Purpose of loan:
This loan will be used to ensure operating capital for a start-up franchise.

My financial situation:
I am in a unique position to take over a tanning salon franchise with great brand recognition. Sales at this location are high and I am able to take over because the current franchisers have violated their franchise agreement on multiple occasions, been provided with the opportunity to rectify, but have been unresponsive. I am close friends with the Franchisee company owners and they have asked me to step into the location for nothing down, except to secure operating capital.
I have extensive retail management experience and the ability to operate and market this location efficiently and effectively. This is a great opportunity. Thank you for your consideration.

Monthly net income: average $21,000

Monthly total expenses: average $10,715

Free operating income. pre-tax net = $10,285
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2006	Debt/Income ratio:	4%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	3	Length of status:	3y 6m
Amount delinquent:	$2,701	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	euro-ringleader	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car died and need a new one
Purpose of loan:
This loan will be used to? need a car toget to and from work

My financial situation:
is strong i make good money but dont have any saved up. I am a good candidate for this loan because? i have a strong well paying job and make 100+ tips a night.

Monthly net income: $2000+

Monthly expenses: $800
??Housing: $325
??Insurance: $200
??Car expenses: $0
??Utilities: $25
??Phone, cable, internet: $25
??Food, entertainment: $175
??Clothing, household expenses $50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$343.53

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1996	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	52	Length of status:	5y 11m
Amount delinquent:	$889	Revolving credit balance:	$15,625	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	1
Screen name:	duty-mad-scientist	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my debt1
Purpose of loan:
This loan will be used to finance my second bachelor degree program!

My financial situation:
I am a good candidate for this loan because I am resposible borrower that is in need at this moment!

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 70
??Car expenses: $ 0
??Utilities: $ 130
??Phone, cable, internet: $ 60
??Food, entertainment: $ 340
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$91.00

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1984	Debt/Income ratio:	41%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	26 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$93,422	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	penny-poplar	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Expenses for College.
Purpose of loan:
This loan will be used to pay for my son's (Tom) unexpected moving fees.? He was living in a house by campus and the living situation became unbearable. One of his roommates continuously threatened to harm my son, and he was desperate to move out.? It meant him moving into a new house, and I don't have enough cash right now to help him get situated with all of the moving expenses. The costs include new housing deposit, increase in rent, furniture, and a parking pass ($750) because the new house is no longer walking distance. He attends Arizona State University and majoring in Chemical Engineering. He was recently hired by Rosetta Stone and is working to cover other cost of living increases.

My financial situation:
I can very easily afford the monthly payments on a loan this size. I am employed full time at a steady job (Senior Underwriter for Fireman's Fund Inc) that earns enough to comfortably cover my normal expenses. My husband also works full time as well. Tom intends to make the payments to me from his new job once everything is stable again.

Monthly net income:
My salary (after tax, benefits, and other fees)? is paid in biweekly payments of $1862.02.
My Husband earns an average of $575.00 weekly from his job as a crew manager with B. Haney and Sons.
My son's biweekly paychecks average $350.00. (Because of classes, he has limited work hours)

Additional Note:

This loan would relieve a lot of stress, and as my credit report shows, I always pay back what I am loaned on time. Prosper does not allow it, but accounting for my net family income would very likely give a higher Prosper rating.? The revolving credit is based upon joint accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,399.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$98.55

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1998	Debt/Income ratio:	28%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,478	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	chanzed504	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$3,721.94	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Tax Lien
Purpose of loan:
This loan will be used to pay off a tax debt.??????????

My financial situation:

I am a good candiate for this loan because?I am an active?military service member who can repay this loan.? I wish to utilize these funds to?clear?my tax debt before it becomes a tax lien.??I occured a?tax debt due to fraudulent tax filing by my former wife, I am totally in the right and will be cleared of this infraction?but must pay this debt while the IRS goes through it process of clear my name.??I can assure?the lenders that?my loan will be repayed??on time and?quickly as possible.? Thank you for your time and consideration.

Monthly net income: $ 3300

Monthly expenses: $ 2525.88
??Housing: $ 765.88
??Insurance: $?120??
??Car expenses: $750
Utilities: $ 150
??Phone, cable, internet: $ 110
??Food, entertainment: $?220
??Clothing, household expenses $100
??Credit cards and other loans: $210
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 20.51%	Starting monthly payment:	$344.88

Auction yield range:	17.27% - 17.30%	Estimated loss impact:	18.96%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1983	Debt/Income ratio:	18%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	5y 0m
Amount delinquent:	$301	Revolving credit balance:	$8,057	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sharp-benefit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Intrest rate too high
Purpose of loan:
This loan will be used to reduce my interest rates and pay off debt.

My financial situation:
I am a good candidate for this loan because I have been paid off existing debt and am in a much better financial postion. However I would like to pay off my remaining debt sonner?and higher intrest rates are preventing me from doing that.??

Monthly net income: $ 2800.00

Monthly expenses: $ 803.00
??Housing: $ 400.00
??Insurance: $?133.00
??Food, entertainment: $ 200.00
??Credit cards and other loans: $ 70.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2005	Debt/Income ratio:	19%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$585	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	engaging-social	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding For Marketing and Promotion
Purpose of loan:
This loan will be used to?marketet and promote and recording project that already has over 20,000 pre-orders.?

My financial situation:
I am a good candidate for this loan because my credit is great and I am very responsible when it comes to meeting my financial obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$69.83

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$395	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	power-sprout	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Student Debt
Purpose of loan:
This loan will be used to pay a debt to the University of Phoenix. I had taken an It course online and need funding to pay for it.

My financial situation: I have have steady work and I am building savings plan to get married in the next year or two and would prefer to take out a loan for this expense.
I am a good candidate for this loan because I am able to pay this loan off in a reasonable amount of time if i am offered a reasonabe interest rate.

Monthly net income: 1000

Monthly expenses: 558-600
??Housing: 0 per month
??Insurance: 0 per month
??Car expenses: 100 per month
??Utilities: 0 per month
??Phone, cable, internet: 0 per month
??Food, entertainment: 50 per month
??Clothing, household expenses 0 per month
??Credit cards and other loans: 408 per month/Sallie Mae and Capital One
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 24.31%	Starting monthly payment:	$45.30

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	21%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$25,586	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wampum-boss	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Work is very slow, behind on bills
Purpose of loan:
This loan will be used to catch up on bills, work has been slow and need some extra cash to get back on track.

My financial situation:
I am a good candidate for this loan because once I receive this loan I will be back on track and able to make the monthly payment. Please help and thank you!

Monthly net income: $2000

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 75
??Car expenses: $ 381
??Utilities: $?220
??Phone, cable, internet: $50
??Food, entertainment: $ 200
??Clothing, household expenses $50
??Credit cards and other loans: $500
??Other expenses: association fees $230?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$260.61

Auction yield range:	11.27% - 24.63%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2004	Debt/Income ratio:	12%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,257	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	integrity-trumpet	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Flooding Victim In Georgia
Purpose of loan:

I live in Georgia, and as many of you know we recently hit?by serious rain and flooding. This has made me my family incur unsuspected expenses and losses. This loan is going to help me and my family get back on our feet and?supplement current income I have.?We need some financial assistance?to help keep us afloat and be able to get our family back on our feet and back to some sense or normality. Any help would be greatly appreciatedMy financial situation:

I am a good candidate for this loan because?

I am a good candidate for this loan because? I do have a full time job that is stable and I have been employed for a long period of time. I am able to make monthly payments on a timely basis to repay this loan and willing to have payments directly deducted from checking account automatically. Payments will come out of my account at the same time every month insuring on time payment.
Information in the Description is not verified.